UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 21, 2014

APPROACH RESOURCES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33801	51-0424817
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Ridgmar Centre 6500 West Freeway, Suite 800 Fort Worth, Texas		76116
(Address of principal executive offices)		(Zip Code)

(817) 989-9000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 24, 2014, the Company issued a press release announcing financial and operational results for the three and twelve months ended December 31, 2013 (the “Earnings Release”). The Earnings Release contains certain non-GAAP financial information. The reconciliation of such non-GAAP financial information to GAAP financial measures is included in the Earnings Release and in the “Investor Relations – Non-GAAP Financials” section of the Company’s website at www.approachresources.com. A copy of the Earnings Release is furnished herewith as Exhibit 99.1.

Item 5.02 Departure of Directors or Certain Officer; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 21, 2014, the Board of Directors of the Company appointed Uma L. Datla to the position of Principal Accounting Officer of the Company, effective immediately. Ms. Datla, 34, has served as Director of Financial Reporting since August 2013. Previously, Ms. Datla was with Ernst & Young LLP since 2005, including her most recent position as Audit Manager, serving a wide range of oil and gas industry clients. Ms. Datla holds a Bachelor of Science and Technology Development degree from Birla University of Technology and Science in Pilani, India and a Master of Professional Accounting degree from the University of Texas at Arlington. She is also a Certified Public Accountant (CPA) in the State of Texas.

The Company believes there are no transactions in which Ms. Datla has a material interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On February 24, 2014, the Company issued the Earnings Release discussed above in Item 2.02 of this current report on Form 8-K. The Earnings Release contains certain non-GAAP financial information. The reconciliation of such non-GAAP financial information to GAAP financial measures is included in the Earnings Release and in the “Investor Relations – Non-GAAP Financials” section of the Company’s website at www.approachresources.com. A copy of the Earnings Release is furnished herewith as Exhibit 99.1.

On February 24, 2014, the Company posted a new presentation titled “Approach Resources Inc. – Fourth Quarter & Full-Year 2013 Results” under the “Investor Relations – Presentations” section of the Company’s website, www.approachresources.com. For the benefit of all investors, the presentation is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Earnings Release dated February 24, 2014.

99.3	Approach Resources Inc. – Fourth Quarter & Full-Year 2013 Results.

In accordance with General Instruction B.2 of Form 8-K, the information in Items 2. 02 and 7.01, including the attached exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPROACH RESOURCES INC.

By:	/s/ J. Curtis Henderson
J. Curtis Henderson
Chief Administrative Officer

Date: February 24, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Earnings Release dated February 24, 2014.

99.3	Approach Resources Inc. – Fourth Quarter & Full-Year 2013 Results.

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